                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1994.



                                      /s/ James B. McClatchy
                                      ---------------------------------------
                                      James B. McClatchy

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1994.



                                     /s/ Erwin Potts
                                     ----------------------------------------
                                     Erwin Potts

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1994.



                                       /s/ James P. Smith
                                       --------------------------------------
                                       James P. Smith

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of February, 1994.



                                      /s/ Robert W. Berger
                                      ---------------------------------------
                                      Robert W. Berger

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February, 1994.



                                      /s/ Booth Gardner
                                      ---------------------------------------
                                      Booth Gardner

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of February, 1994.



                                       /s/ William K. Coblentz
                                       --------------------------------------
                                       William K. Coblentz

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 1994.



                                      /s/ William L. Honeysett
                                      ---------------------------------------
                                      William L. Honeysett

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, her attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of February, 1994.



                                      /s/ Joan F. Lane
                                      ---------------------------------------
                                      Joan F. Lane

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, her attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of February, 1994.



                                     /s/ Betty Lou Maloney
                                     ----------------------------------------
                                     Betty Lou Maloney

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of February, 1994.



                                      /s/ William Ellery McClatchy
                                      ---------------------------------------
                                      William Ellery McClatchy

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February, 1994.



                                       /s/ S. Donley Ritchey
                                       --------------------------------------
                                       S. Donley Ritchey

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of February, 1994.



                                       /s/ William M. Roth
                                       --------------------------------------
                                       William M. Roth

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of February, 1994.



                                       /s/ Frederick R. Ruiz
                                       --------------------------------------
                                       Frederick R. Ruiz

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, McCLATCHY NEWSPAPERS, INC., a Delaware Corporation (the "Company"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-3 (and amendments thereto, including post-effective amendments), with respect to the offering of shares of the Company's Common Stock.

           WHEREAS, the undersigned is an officer or director, or both, of the Company.

           NOW, THEREFORE, the undersigned hereby constitutes and appoints ERWIN POTTS, WILLIAM L. HONEYSETT and JAMES P. SMITH, or any of them, his attorney-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1994.



                                    /s/ H. Roger Tatarian
                                    -----------------------------------------
                                    H. Roger Tatarian